UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 15, 2007
Date of earliest event reported: November 13, 2007

CAB-TIVE ADVERTISING, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)		20-5609647 (IRS Employer Identification No.)
1800 Century Park East, Suite 600 Los Angeles, CA 90067 (Address of Principal Executive Offices and zip code)

(310) 556-0025
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Biogold Fuels Corp. (“Biogold Fuels”) and Cab-Tive Advertising, Inc.’s (“Cab-Tive”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Biogold Fuels and Cab-Tive’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Biogold Fuels and Cab-Tive’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cab-Tive undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Resignation of Director.

Effective as of November 13, 2007, Brian Blaszczak resigned from the Board of Directors (“Board”) of Cab-tive Advertising, Inc. (the “Company”). To the knowledge of the Board and the executive officers of the Company, Mr. Blaszczak did not resign because of a material disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)	Appointment of Directors.

Effective as of November 15, 2007, the Company extended, and Frederick Voelker, Daniel Najor, and Walter Wendland accepted, offers to become members of the Board. The appointment of the new director to the Board was taken by the affirmative vote of a majority of the directors of the Board then in office.

Each new director or officer has entered into the Company’s standard indemnification agreement for directors and officers of the Company, which provides, among other things, that the Company will indemnify the director, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director of the Company, and otherwise to the full extent permitted under the Company’s bylaws and state law. A form of the indemnification agreement has been attached to this filing as Exhibit 10.1

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

A copy of the press release announcing the appointment by the Company of the three new members to the Company’s Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

10.1	Form of Indemnification Agreement

99.1	Press Release Dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAB-TIVE ADVERTISING, INC.

Date: November 15, 2007	By:	/s/ Steve Racoosin
Steve Racoosin
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document

10.1	Form of Indemnification Agreement for New Directors.

99.1	Press Release dated November 15, 2007.